U.S. SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                         FORM 8 - K



      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  July 1, 2000



                   BSD MEDICAL CORPORATION


               Commission file number 0-10783


           DELAWARE                          75-1590407
   (State of Incorporation)        (IRS Employer Identification Number)



     2188 West 2200 South
     Salt Lake City, Utah                        84119
(Address of principal executive offices)       (Zip Code)



Registrant's  telephone number, including area  code:   (801) 972-5555


                 CURRENT EVENTS ON FORM 8-K


ITEM 5.  OTHER EVENTS

  BSD Medical Corporation has entered into an agreement with de Jong & Associates as its investor relations representative.
The newly appointed IR firm will begin services on behalf of BSD Medical on July 1, 2000.

   The initial contract with de Jong runs for twelve months, and the firm must qualify for the incentives attached to the agreement by June 30, 2001. The agreement contains a stock incentive package issued as a warrant, divided into three portions of 25,000 shares. The IR firm may purchase shares for $3.00 each based on BSD stock appreciating to $5.00, $7.00 and $9.00 per share respectively, as calculated on a ten business day average.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

   The  following exhibit (numbered in accordance with  Item
601 of Regulation S-B) is filed as part of this report.

Exhibit
Number                      Description
-----------                -------------

10 Consulting Agreement between de Jong & Associates and BSD Medical Corporation, dated July 1, 2000.



SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              BSD MEDICAL CORPORATION


Date:  July 19, 2000            By: \s\ Hyrum A. Mead
                                Hyrum A. Mead
                                President